UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22717
First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.

Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Dorsey Wright DALI 1 ETF
DALI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright DALI 1 ETF (the “Fund”) for the year of January 1, 2024 to December 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DALI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright DALI 1 ETF	$33(1)	0.30%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.02% during the 12 months ended December 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 25.02% for the same Period.
During the Period, the Information Technology sector received the greatest allocation of any sector in the Fund with an average weight of 35.9%. The allocation to this sector contributed 6.7% to the Fund’s overall return, the greatest return contribution of any sector. No sector had a material negative contribution to the Fund’s return.
FUND PERFORMANCE (May 14, 2018 to December 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of December 31, 2024)	1 Year	5 Year	Since Inception (5/14/18)
First Trust Dorsey Wright DALI 1 ETF	20.02%	5.29%	4.93%
Nasdaq Dorsey Wright DALI 1™ Index	20.46%	5.69%	5.31%
S&P 500® Index	25.02%	14.53%	14.17%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.38%
Visit  www.ftportfolios.com/etf/DALI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of December 31, 2024)
Fund net assets	$108,539,551
Total number of portfolio holdings	8
Total advisory fee paid	$329,818
Portfolio turnover rate	123%
WHAT DID THE FUND INVEST IN? (As of December 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
First Trust Small Cap Growth AlphaDEX® Fund	17.9%
First Trust Large Cap Growth AlphaDEX® Fund	17.7%
First Trust Dow Jones Internet Index Fund	13.0%
First Trust Financials AlphaDEX® Fund	12.9%
First Trust NASDAQ-100-Technology Sector Index Fund	12.8%
First Trust Consumer Discretionary AlphaDEX® Fund	12.8%
First Trust Industrials/Producer Durables AlphaDEX® Fund	12.6%
Dreyfus Government Cash Management Fund, Institutional Shares	0.3%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DALI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq Dorsey Wright DALI 1TM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust BuyWrite Income ETF
FTHI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the First Trust BuyWrite Income ETF (the “Fund”) for the period of October 1, 2024 to December 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTHI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust BuyWrite Income ETF	$19(1)	0.75%(2)
(1)	For the period October 1, 2024 to December 31, 2024. The cost of a $10,000 investment for the complete fiscal year would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.34% from October 1, 2024 through December 31, 2024. The Fund underperformed its benchmark, the CBOE S&P 500® BuyWrite Monthly Index, which returned 5.78% for the same Period.
This underperformance was the result of the Fund’s equity option strategy underperforming the benchmark’s equity option strategy. The Fund’s underlying equity strategy outperformed the benchmark’s equity strategy but not by enough to completely offset the equity option underperformance.
Commodities, as measured by the Bloomberg Commodity Index, trended sideways during the Period, returning -0.45% for the Period. Underneath the relatively placid commodity returns was a large rally in the Energy sector (5.50%) and the Livestock sector (4.77%). Industrial metals and precious metals were down during the Period, declining by 7.73% and 2.14%, respectively. Interest rates in the short end of the curve (less than 1 year to maturity treasuries), fell during the year as the Federal Reserve (the “Fed”) cut its short-term benchmark rate twice, each time by 0.25%. Longer rates (> 1 year to maturity) rose during the Period as the consistently robust growth in gross domestic product and steady U.S. job growth numbers forestalled a more aggressive rate cutting program by the Fed.
The Fund benefitted from the economic backdrop as its equity holdings rallied strongly, slightly outperforming the underlying equity portfolio of the benchmark. On average, the Fund’s equity portfolio was slightly underweight in technology, industrial, and consumer discretionary stocks and overweight in health care, energy, and real estate stocks. The combined impact of the sector allocations for the portfolio were slightly negative. Offsetting the negative impacts of the sector allocation was the stock selection process, which added to relative returns during the Period. The Fund’s selection process added value in the Consumer Staples, Materials, Utilities, and Information Technology sectors. Individual selection in the Financials and Real Estate sectors were negative contributors to relative return. Overall, the equity portfolio outperformed during the Period.
The Fund’s option strategy, selling index calls on the S&P 500® Index that are slightly out-of-the-money, with expirations of one, two, and three months underperformed versus the benchmark’s strategy of a 100% overwrite with at-the-money one-month calls. The Fund’s option strategy performed in-line for the first two months of the Period only to underperform in the last month of the Period. The Fund’s option strategy of rolling options over several days hurt performance particularly in the last month of the Period as the benchmark’s strategy of rolling on the third Friday of the month proved very beneficial versus a multi-day rolling process.
FUND PERFORMANCE (December 31, 2014 to December 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past three-month and one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of December 31, 2024)	3 Month	1 Year	5 Year	10 Year
First Trust BuyWrite Income ETF	3.34%	18.98%	7.75%	7.30%
CBOE S&P 500® BuyWrite Monthly Index	5.78%	20.13%	6.88%	6.94%
S&P 500® Index	2.41%	25.02%	14.53%	13.10%
Visit  www.ftportfolios.com/etf/FTHI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of December 31, 2024)
Fund net assets	$1,081,252,794
Total number of portfolio holdings	175
Total advisory fee paid	$1,909,193
Portfolio turnover rate	7%
WHAT DID THE FUND INVEST IN? (As of December 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Microsoft Corp.	6.6%
Apple, Inc.	6.2%
NVIDIA Corp.	6.2%
Amazon.com, Inc.	4.3%
Meta Platforms, Inc., Class A	2.6%
Alphabet, Inc., Class A	2.3%
Broadcom, Inc.	2.3%
Alphabet, Inc., Class C	2.1%
Johnson & Johnson	1.9%
Tesla, Inc.	1.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTHI or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective October 23, 2024, the Fund’s fiscal year-end changed from September 30 to December 31.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTHI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Nasdaq BuyWrite Income ETF
FTQI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the First Trust Nasdaq BuyWrite Income ETF (the “Fund”) for the period of October 1, 2024 to December 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTQI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Nasdaq BuyWrite Income ETF	$19(1)	0.75%(2)
(1)	For the period October 1, 2024 to December 31, 2024. The cost of a $10,000 investment for the complete fiscal year would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 4.65% from October 1, 2024 through December 31, 2024. The Fund underperformed its benchmark, the CBOE Nasdaq-100 BuyWriteTM Index, which returned 7.43% for the same Period.
This underperformance was the result of the Fund’s equity option strategy underperforming the benchmark’s equity option strategy. The Fund’s underlying equity strategy outperformed the benchmark’s equity strategy but not by enough to completely offset the equity option underperformance.
Commodities, as measured by the Bloomberg Commodity Index, trended sideways during the Period, returning -0.45% for the Period. Underneath the relatively placid commodity returns was a large rally in the Energy sector (5.50%) and the livestock sector (4.77%). Industrial metals and precious metals were down during the Period, declining by 7.73% and 2.14%), respectively. Interest rates in the short end of the curve (less than 1 year to maturity treasuries), fell during the year as the Federal Reserve (the “Fed”) cut its short-term benchmark rate twice, each time by 0.25%. Longer rates (> 1 year to maturity) rose during the Period as the consistently robust growth in gross domestic product and steady U.S. job growth numbers forestalled a more aggressive rate cutting program by the Fed.
The Fund benefitted from the economic backdrop as its equity holdings rallied strongly, slightly outperforming the underlying equity portfolio of the benchmark. On average, the Fund’s equity portfolio was slightly underweight in technology and consumer discretionary stocks and overweight in financials, real estate, and energy stocks. The combined impact of the sector allocations for the portfolio were slightly negative. Offsetting the negative impacts of the sector allocation was the stock selection process, which added to relative returns during the Period. The Fund’s selection process added value in the Information Technology, Communication Services, and Consumer Discretionary sectors. Individual selection in the Real Estate sector and Energy sectors were negative contributors to relative return. Overall, the equity portfolio outperformed during the Period.
The Fund’s option strategy, selling index calls on the Nasdaq-100® Index that are slightly out-of-the-money, with expirations of one, two, and three months underperformed versus the benchmark’s strategy of a 100% overwrite with at-the-money one-month calls. The Fund’s option strategy performed in-line for the first two months of the Period only to underperform in the last month of the Period. The Fund’s option strategy of rolling options over several days hurt performance particularly in the last month of the Period as the benchmark’s strategy of rolling on the third Friday of the month proved very beneficial versus a multi-day rolling process.
FUND PERFORMANCE (December 31, 2014 to December 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past three-month and one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of December 31, 2024)	3 Month	1 Year	5 Year	10 Year
First Trust Nasdaq BuyWrite Income ETF	4.65%	17.89%	6.52%	5.86%
CBOE Nasdaq-100 BuyWriteTM Index	7.43%	23.94%	8.03%	8.76%
S&P 500® Index	2.41%	25.02%	14.53%	13.10%
Nasdaq-100 Index®	4.93%	25.88%	20.18%	18.53%
Visit  www.ftportfolios.com/etf/FTQI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of December 31, 2024)
Fund net assets	$544,827,086
Total number of portfolio holdings	202
Total advisory fee paid	$940,567
Portfolio turnover rate	12%
WHAT DID THE FUND INVEST IN? (As of December 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Apple, Inc.	8.4%
NVIDIA Corp.	7.4%
Microsoft Corp.	6.9%
Amazon.com, Inc.	4.4%
Broadcom, Inc.	4.3%
Meta Platforms, Inc., Class A	4.3%
Tesla, Inc.	4.0%
Netflix, Inc.	2.6%
Costco Wholesale Corp.	2.6%
Alphabet, Inc., Class A	2.1%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTQI or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective October 23, 2024, the Fund’s fiscal year-end changed from September 30 to December 31.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTQI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund VI (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 for the fiscal year ended 2023 and $52,750 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $12,750 for the fiscal year ended 2023 and $10,000 for the fiscal year ended 2024.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

These fees were for tax consultation and/or tax return preparation.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $12,750 for the Registrant, $44,000 for the Registrant’s investment advisor and $60,500 for the Registrant’s distributor; and for the fiscal year ended 2024 were $10,000 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended December 31, 2024

First Trust Exchange-Traded Fund VI

First Trust Dorsey Wright DALI 1 ETF (DALI)

Table of Contents
First Trust Dorsey Wright DALI 1 ETF (DALI)
Annual Financial Statements and Other Information
December 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Dorsey Wright DALI 1 ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Dorsey Wright DALI 1 ETF (DALI)
Portfolio of Investments
December 31, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.7%
	Capital Markets (a) — 99.7%
215,344	First Trust Consumer Discretionary AlphaDEX® Fund	$13,917,683
58,039	First Trust Dow Jones Internet Index Fund (b)	14,113,343
259,423	First Trust Financials AlphaDEX® Fund	14,042,567
182,595	First Trust Industrials/Producer Durables AlphaDEX® Fund	13,659,932
138,789	First Trust Large Cap Growth AlphaDEX® Fund	19,187,579
73,989	First Trust NASDAQ-100- Technology Sector Index Fund	13,930,649
250,691	First Trust Small Cap Growth AlphaDEX® Fund	19,411,004
	Total Exchange-Traded Funds	108,262,757
	(Cost $92,870,765)
MONEY MARKET FUNDS — 0.3%
305,168	Dreyfus Government Cash Management Fund, Institutional Shares - 4.36% (c)	305,168
	(Cost $305,168)

	Total Investments — 100.0%	108,567,925
	(Cost $93,175,933)
	Net Other Assets and Liabilities — (0.0)%	(28,374)
	Net Assets — 100.0%	$108,539,551

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of December 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 108,262,757	$ 108,262,757	$ —	$ —
Money Market Funds	305,168	305,168	—	—
Total Investments	$108,567,925	$108,567,925	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright DALI 1 ETF (DALI)
Statement of Assets and Liabilities
December 31, 2024

ASSETS:
Investments, at value - Affiliated	$108,262,757
Investments, at value - Unaffiliated	305,168
Total investments, at value	108,567,925
Dividends receivable	557
Total Assets	108,568,482

LIABILITIES:
Investment advisory fees payable	28,931
Total Liabilities	28,931
NET ASSETS	$108,539,551

NET ASSETS consist of:
Paid-in capital	$128,228,675
Par value	42,000
Accumulated distributable earnings (loss)	(19,731,124)
NET ASSETS	$108,539,551
NET ASSET VALUE, per share	$25.84
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,200,002
Investments, at cost - Affiliated	$92,870,765
Investments, at cost - Unaffiliated	$305,168
Total investments, at cost	$93,175,933
See Notes to Financial Statements

First Trust Dorsey Wright DALI 1 ETF (DALI)
Statement of Operations
For the Year Ended December 31, 2024

INVESTMENT INCOME:
Dividends - Affiliated	$508,320
Dividends - Unaffiliated	4,214
Total investment income	512,534

EXPENSES:
Investment advisory fees	329,818
Total expenses	329,818
NET INVESTMENT INCOME (LOSS)	182,716

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(5,756,467)
In-kind redemptions - Affiliated	2,436,647
Net realized gain (loss)	(3,319,820)
Net change in unrealized appreciation (depreciation) on affiliated investments	23,510,190
NET REALIZED AND UNREALIZED GAIN (LOSS)	20,190,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,373,086
See Notes to Financial Statements

First Trust Dorsey Wright DALI 1 ETF (DALI)
Statements of Changes in Net Assets

	Year Ended 12/31/2024	Year Ended 12/31/2023
OPERATIONS:
Net investment income (loss)	$182,716	$4,159,397
Net realized gain (loss)	(3,319,820)	(10,570,313)
Net change in unrealized appreciation (depreciation)	23,510,190	(6,297,023)
Net increase (decrease) in net assets resulting from operations	20,373,086	(12,707,939)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(204,120)	(4,183,571)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,351,035	156,830,879
Cost of shares redeemed	(29,379,112)	(160,182,312)
Net increase (decrease) in net assets resulting from shareholder transactions	(27,028,077)	(3,351,433)
Total increase (decrease) in net assets	(6,859,111)	(20,242,943)

NET ASSETS:
Beginning of period	115,398,662	135,641,605
End of period	$108,539,551	$115,398,662

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,350,002	5,600,002
Shares sold	100,000	6,000,000
Shares redeemed	(1,250,000)	(6,250,000)
Shares outstanding, end of period	4,200,002	5,350,002
See Notes to Financial Statements

First Trust Dorsey Wright DALI 1 ETF (DALI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$21.57	$24.22	$26.55	$21.73	$21.07
Income from investment operations:
Net investment income (loss)	0.04 (a)	0.71 (a)	0.13	0.03	0.27
Net realized and unrealized gain (loss)	4.28	(2.62)	(2.34)	4.82	0.66
Total from investment operations	4.32	(1.91)	(2.21)	4.85	0.93
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.74)	(0.12)	(0.03)	(0.27)
Net asset value, end of period	$25.84	$21.57	$24.22	$26.55	$21.73
Total return (b)	20.02%	(8.23)%	(8.31)%	22.32%	4.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$108,540	$115,399	$135,642	$126,128	$60,853
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets (c)	0.17%	2.88%	0.51%	0.14%	0.88%
Portfolio turnover rate (d)	123%	236% (e)	186% (e)	31%	144%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The variation in the portfolio turnover rate is due to the Fund’s underlying index reconstitution which resulted in a complete change of the Fund’s portfolio.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024

1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Dorsey Wright DALI 1 ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “DALI” on Nasdaq, Inc. (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq Dorsey Wright DALI 1™ Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index consists exclusively of U.S.-listed exchange-traded funds (“ETFs”) and other exchange-traded products. Certain ETFs in which the Fund invests may be advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”), the Fund’s investment advisor.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s corresponding index could result in a difference between the Fund’s performance and the performance of its underlying index.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
C. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
Amounts relating to investments in affiliated funds in the Fund at December 31, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 12/31/2024	Value at 12/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2024	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	215,344	$—	$16,087,047	$(3,919,708)	$1,529,723	$220,621	$13,917,683	$121,467
First Trust Dow Jones Internet Index Fund	58,039	—	16,084,761	(5,830,920)	3,196,208	663,294	14,113,343	—
First Trust Financials AlphaDEX® Fund	259,423	—	14,699,303	(167,246)	(483,824)	(5,666)	14,042,567	—
First Trust Global Tactical Commodity Strategy Fund	—	115,298,964	—	(115,143,899)	8,118,198	(8,273,263)	—	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	182,595	—	15,652,968	(4,328,699)	2,012,096	323,567	13,659,932	102,354
First Trust Large Cap Growth AlphaDEX® Fund	138,789	—	20,947,620	(6,416,879)	4,003,522	653,316	19,187,579	64,377
First Trust Nasdaq Semiconductor ETF	—	—	15,837,338	(18,116,396)	—	2,279,058	—	73,750
First Trust NASDAQ- 100-Technology Sector Index Fund	73,989	—	16,973,815	(4,271,538)	925,933	302,439	13,930,649	3,187
First Trust Small Cap Growth AlphaDEX® Fund	250,691	—	21,018,984	(6,333,128)	4,208,334	516,814	19,411,004	143,185
		$115,298,964	$137,301,836	$(164,528,413)	$23,510,190	$(3,319,820)	$108,262,757	$508,320
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended December 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$204,120	$4,183,571
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
As of December 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$756
Accumulated capital and other gain (loss)	(35,123,872)
Net unrealized appreciation (depreciation)	15,391,992
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of December 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2024, for federal income tax purposes, the Fund had $35,123,872 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$—	$(2,436,647)	$2,436,647
As of December 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$93,175,933	$15,933,256	$(541,264)	$15,391,992
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), expenses associated with short sales transactions and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.3000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.2925%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.2850%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.2775%
Fund net assets greater than $10 billion up to and including $15 billion	0.2700%
Fund net assets greater than $15 billion	0.2550%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $134,953,259 and $135,177,541, respectively.
For the fiscal year ended December 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $2,348,577 and $29,350,872, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Dorsey Wright DALI 1 ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VI, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 24, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Dorsey Wright DALI 1 ETF (DALI)
December 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended December 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended December 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
Not applicable.
Federal Tax Information
For the taxable year ended December 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
89.14%	94.35%
Disclaimer
Nasdaq® and Nasdaq Dorsey Wright DALI 1TM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Annual Financial Statements and Other Information
For the Period October 1, 2024 through December 31, 2024

First Trust Exchange-Traded Fund VI

First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)

Table of Contents
First Trust Exchange-Traded Fund VI
Annual Financial Statements and Other Information
December 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
December 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.0%
	Aerospace & Defense — 1.2%
21,306	General Electric Co.	$3,553,628
97,604	Leonardo DRS, Inc. (a)	3,153,585
5,243	Lockheed Martin Corp.	2,547,784
29,663	RTX Corp.	3,432,602
		12,687,599
	Automobiles — 2.1%
7,299	Ferrari N.V.	3,100,907
48,531	Tesla, Inc. (a)	19,598,759
		22,699,666
	Banks — 3.9%
131,009	Bank of America Corp.	5,757,846
77,280	BankUnited, Inc.	2,949,778
87,507	CVB Financial Corp.	1,873,525
43,316	East West Bancorp, Inc.	4,147,940
62,665	JPMorgan Chase & Co. (b)	15,021,427
62,147	Simmons First National Corp., Class A	1,378,421
41,331	Toronto-Dominion Bank (The)	2,200,462
37,869	UMB Financial Corp.	4,273,895
71,289	Wells Fargo & Co. (b)	5,007,339
		42,610,633
	Beverages — 1.8%
79,968	Coca-Cola (The) Co.	4,978,807
133,764	Coca-Cola Europacific Partners PLC (b)	10,274,413
37,013	Diageo PLC, ADR	4,705,463
		19,958,683
	Biotechnology — 2.2%
37,918	AbbVie, Inc. (b)	6,738,029
10,888	Amgen, Inc.	2,837,848
175,892	Crinetics Pharmaceuticals, Inc. (a)	8,993,358
54,749	Gilead Sciences, Inc.	5,057,165
		23,626,400
	Broadline Retail — 4.3%
209,905	Amazon.com, Inc. (a) (b)	46,051,058
	Capital Markets — 2.2%
26,083	Ares Management Corp., Class A	4,617,473
2,456	Blackrock, Inc.	2,517,670
7,775	Blackstone, Inc.	1,340,566
18,055	CME Group, Inc.	4,192,913
5,983	Goldman Sachs Group (The), Inc.	3,425,985
25,339	Houlihan Lokey, Inc.	4,400,371
6,746	S&P Global, Inc.	3,359,710
		23,854,688
	Chemicals — 0.5%
9,560	Linde PLC	4,002,485
3,490	NewMarket Corp.	1,843,942
		5,846,427
	Commercial Services & Supplies — 0.1%
81,658	OPENLANE, Inc. (a)	1,620,095
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment — 0.2%
3,729	Motorola Solutions, Inc.	$1,723,656
	Construction Materials — 0.4%
16,624	Eagle Materials, Inc.	4,102,138
	Consumer Finance — 0.5%
203,699	SLM Corp.	5,618,018
	Consumer Staples Distribution & Retail — 2.6%
9,338	Costco Wholesale Corp.	8,556,129
26,289	Performance Food Group Co. (a)	2,222,735
34,255	Sprouts Farmers Market, Inc. (a)	4,352,783
9,712	Target Corp.	1,312,868
61,844	US Foods Holding Corp. (a)	4,171,996
86,631	Walmart, Inc.	7,827,111
		28,443,622
	Containers & Packaging — 1.1%
15,265	AptarGroup, Inc.	2,398,132
549,286	Pactiv Evergreen, Inc.	9,596,026
		11,994,158
	Diversified Consumer Services — 0.3%
19,346	Grand Canyon Education, Inc. (a)	3,168,875
	Diversified Telecommunication Services — 1.0%
169,253	AT&T, Inc.	3,853,891
134,094	BCE, Inc.	3,108,299
91,424	Verizon Communications, Inc.	3,656,046
		10,618,236
	Electric Utilities — 1.7%
30,146	Duke Energy Corp.	3,247,930
53,806	IDACORP, Inc.	5,879,920
32,255	MGE Energy, Inc.	3,030,680
33,895	NextEra Energy, Inc.	2,429,932
24,749	Southern (The) Co.	2,037,338
28,916	Xcel Energy, Inc.	1,952,408
		18,578,208
	Electrical Equipment — 0.2%
5,786	GE Vernova, Inc.	1,903,189
	Energy Equipment & Services — 0.3%
125,873	TechnipFMC PLC	3,642,765
	Entertainment — 0.7%
9,133	Netflix, Inc. (a)	8,140,426
	Financial Services — 4.6%
39,913	Berkshire Hathaway, Inc., Class B (a) (b)	18,091,765
119,506	Jackson Financial, Inc., Class A	10,406,582
18,462	Mastercard, Inc., Class A (b)	9,721,535
35,872	Visa, Inc., Class A (b)	11,336,987
		49,556,869
	Food Products — 4.0%
91,141	Cal-Maine Foods, Inc.	9,380,232
97,162	Flowers Foods, Inc.	2,007,367
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
153,197	General Mills, Inc.	$9,769,373
45,703	Ingredion, Inc.	6,286,904
20,678	Lancaster Colony Corp.	3,580,189
138,056	Mondelez International, Inc., Class A	8,246,085
89,757	Pilgrim’s Pride Corp. (a)	4,074,070
		43,344,220
	Ground Transportation — 0.3%
13,084	Union Pacific Corp.	2,983,675
	Health Care Equipment & Supplies — 1.6%
29,051	Abbott Laboratories	3,285,959
24,369	Becton Dickinson & Co.	5,528,595
7,366	Intuitive Surgical, Inc. (a)	3,844,757
57,591	Medtronic PLC	4,600,369
1,440	Stryker Corp.	518,472
		17,778,152
	Health Care Providers & Services — 1.2%
41,762	Encompass Health Corp.	3,856,721
19,121	UnitedHealth Group, Inc. (b)	9,672,549
		13,529,270
	Health Care REITs — 0.4%
16,743	National Health Investors, Inc.	1,160,290
183,150	Sabra Health Care REIT, Inc.	3,172,158
		4,332,448
	Health Care Technology — 0.3%
14,250	Veeva Systems, Inc., Class A (a)	2,996,063
	Hotels, Restaurants & Leisure — 0.4%
771	Booking Holdings, Inc.	3,830,652
	Household Durables — 0.4%
30,943	Toll Brothers, Inc.	3,897,271
	Household Products — 1.0%
6,872	Colgate-Palmolive Co.	624,734
50,436	Procter & Gamble (The) Co. (b)	8,455,595
62,696	Reynolds Consumer Products, Inc.	1,692,165
		10,772,494
	Independent Power and Renewable Electricity Producers — 0.9%
72,166	Vistra Corp.	9,949,526
	Industrial Conglomerates — 0.3%
14,279	Honeywell International, Inc.	3,225,483
	Industrial REITs — 0.2%
28,541	Innovative Industrial Properties, Inc.	1,901,972
	Insurance — 1.3%
1,790	Arthur J. Gallagher & Co.	508,091
50,884	CNA Financial Corp.	2,461,259
62,126	Fidelity National Financial, Inc.	3,487,754
7,662	Kinsale Capital Group, Inc.	3,563,826
20,144	Marsh & McLennan Cos., Inc.	4,278,787
		14,299,717
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services — 7.1%
130,980	Alphabet, Inc., Class A (b)	$24,794,514
121,304	Alphabet, Inc., Class C (b)	23,101,134
48,784	Meta Platforms, Inc., Class A (b)	28,563,520
		76,459,168
	IT Services — 0.3%
17,367	International Business Machines Corp.	3,817,788
	Machinery — 1.5%
47,991	Allison Transmission Holdings, Inc.	5,185,907
11,422	Caterpillar, Inc.	4,143,445
32,526	Graco, Inc.	2,741,616
16,035	Illinois Tool Works, Inc.	4,065,835
		16,136,803
	Marine Transportation — 0.2%
19,664	Matson, Inc.	2,651,494
	Metals & Mining — 0.4%
38,129	Southern Copper Corp.	3,474,696
66,028	Vale S.A., ADR	585,668
		4,060,364
	Multi-Utilities — 0.2%
16,718	Dominion Energy, Inc.	900,431
17,315	WEC Energy Group, Inc.	1,628,303
		2,528,734
	Office REITs — 1.6%
83,844	Kilroy Realty Corp.	3,391,490
199,110	SL Green Realty Corp.	13,523,551
		16,915,041
	Oil, Gas & Consumable Fuels — 3.5%
268,090	Antero Midstream Corp.	4,045,478
128,033	BP PLC, ADR	3,784,655
17,514	Chevron Corp. (b)	2,536,728
24,234	ConocoPhillips	2,403,286
288,752	DHT Holdings, Inc.	2,682,506
47,047	DT Midstream, Inc.	4,677,883
87,864	Exxon Mobil Corp. (b)	9,451,531
103,298	Hess Midstream, L.P., Class A (c)	3,825,125
40,860	TotalEnergies SE, ADR	2,226,870
37,342	Viper Energy, Inc.	1,832,372
		37,466,434
	Paper & Forest Products — 0.3%
43,537	Sylvamo Corp.	3,440,294
	Personal Care Products — 1.7%
109,595	BellRing Brands, Inc. (a)	8,256,887
175,600	Unilever PLC, ADR (b)	9,956,520
		18,213,407
	Pharmaceuticals — 4.2%
89,933	Bristol-Myers Squibb Co.	5,086,610
15,763	Eli Lilly & Co. (b)	12,169,036
139,245	Johnson & Johnson	20,137,612
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
52,069	Novartis AG, ADR	$5,066,834
25,189	Novo Nordisk A/S, ADR (b)	2,166,758
36,417	Royalty Pharma PLC, Class A	928,998
		45,555,848
	Professional Services — 0.7%
11,753	Automatic Data Processing, Inc.	3,440,456
19,859	Booz Allen Hamilton Holding Corp.	2,555,853
15,026	Paychex, Inc.	2,106,946
		8,103,255
	Residential REITs — 0.2%
63,840	American Homes 4 Rent, Class A	2,388,893
	Retail REITs — 0.3%
45,397	Realty Income Corp.	2,424,654
2,981	Simon Property Group, Inc.	513,358
		2,938,012
	Semiconductors & Semiconductor Equipment — 9.8%
35,509	Advanced Micro Devices, Inc. (a)	4,289,132
17,509	Applied Materials, Inc.	2,847,489
106,349	Broadcom, Inc.	24,655,952
497,216	NVIDIA Corp. (b)	66,771,137
23,198	QUALCOMM, Inc.	3,563,677
19,299	Texas Instruments, Inc.	3,618,755
		105,746,142
	Software — 9.8%
9,050	Adobe, Inc. (a)	4,024,354
30,814	Commvault Systems, Inc. (a)	4,650,141
26,405	InterDigital, Inc.	5,115,177
6,499	Intuit, Inc.	4,084,621
169,170	Microsoft Corp. (b)	71,305,155
29,924	Oracle Corp.	4,986,535
20,691	Salesforce, Inc.	6,917,622
4,372	ServiceNow, Inc. (a)	4,634,845
		105,718,450
	Specialized REITs — 1.4%
16,080	American Tower Corp.	2,949,233
55,938	Crown Castle, Inc.	5,076,933
2,502	Equinix, Inc.	2,359,111
9,151	Extra Space Storage, Inc.	1,368,989
9,691	Public Storage	2,901,873
		14,656,139
	Specialty Retail — 1.9%
113,849	Gap (The), Inc.	2,690,252
23,146	Home Depot (The), Inc. (b)	9,003,562
12,276	Lowe’s Cos., Inc.	3,029,717
3,833	Murphy USA, Inc.	1,923,208
29,176	TJX (The) Cos., Inc.	3,524,753
		20,171,492
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals — 6.6%
268,294	Apple, Inc. (b)	$67,186,183
35,087	Dell Technologies, Inc., Class C (b)	4,043,426
		71,229,609
	Textiles, Apparel & Luxury Goods — 0.4%
23,587	Deckers Outdoor Corp. (a)	4,790,284
	Tobacco — 1.6%
176,014	Altria Group, Inc.	9,203,772
110,889	British American Tobacco PLC, ADR	4,027,488
30,934	Philip Morris International, Inc.	3,722,907
		16,954,167
	Trading Companies & Distributors — 0.6%
16,329	Ferguson Enterprises, Inc.	2,834,224
6,737	Watsco, Inc.	3,192,597
		6,026,821
	Wireless Telecommunication Services — 0.5%
13,766	T-Mobile US, Inc.	3,038,569
246,023	Vodafone Group PLC, ADR	2,088,735
		5,127,304
	Total Common Stocks	1,070,382,295
	(Cost $870,668,662)
MONEY MARKET FUNDS — 0.9%
10,151,889	Dreyfus Government Cash Management Fund, Institutional Shares - 4.36% (d)	10,151,889
	(Cost $10,151,889)
	Total Investments — 99.9%	1,080,534,184
	(Cost $880,820,551)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(130)	S&P 500® Index	$(76,461,190)	$5,975.00	01/17/25	(408,850)
(160)	S&P 500® Index	(94,106,080)	6,025.00	01/17/25	(275,200)
(170)	S&P 500® Index	(99,987,710)	6,050.00	01/17/25	(176,460)
(175)	S&P 500® Index	(102,928,525)	6,075.00	01/17/25	(121,100)
(175)	S&P 500® Index	(102,928,525)	6,100.00	01/17/25	(84,000)
(175)	S&P 500® Index	(102,928,525)	6,125.00	01/17/25	(52,500)
(130)	S&P 500® Index	(76,461,190)	5,975.00	02/21/25	(1,145,300)
(170)	S&P 500® Index	(99,987,710)	6,125.00	02/21/25	(501,160)
	Total Written Options				(2,764,570)
	(Premiums received $12,174,337)
	Net Other Assets and Liabilities — 0.3%				3,483,180
	Net Assets — 100.0%				$1,081,252,794

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At December 31, 2024, the value of these securities amounts to $179,663,956.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of December 31, 2024.

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
December 31, 2024
Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 12/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,070,382,295	$1,070,382,295	$—	$—
Money Market Funds	10,151,889	10,151,889	—	—
Total Investments	$1,080,534,184	$1,080,534,184	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,764,570)	$(2,764,570)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments
December 31, 2024

Shares	Description	Value
COMMON STOCKS — 98.4%
	Aerospace & Defense — 0.6%
2,206	Axon Enterprise, Inc. (a)	$1,311,070
3,622	General Electric Co.	604,114
7,558	Woodward, Inc.	1,257,802
		3,172,986
	Air Freight & Logistics — 0.2%
9,222	C.H. Robinson Worldwide, Inc.	952,817
	Automobiles — 4.2%
1,888	Ferrari N.V.	802,098
54,799	Tesla, Inc. (a) (b)	22,130,028
		22,932,126
	Banks — 1.3%
14,104	East West Bancorp, Inc.	1,350,599
17,889	Fifth Third Bancorp	756,347
428	First Citizens BancShares, Inc., Class A	904,373
50,813	Huntington Bancshares, Inc.	826,727
10,900	Pinnacle Financial Partners, Inc.	1,246,851
9,797	UMB Financial Corp.	1,105,689
14,808	Zions Bancorp N.A.	803,334
		6,993,920
	Beverages — 1.2%
20,203	Coca-Cola (The) Co.	1,257,839
866	Coca-Cola Consolidated, Inc.	1,091,151
6,797	Diageo PLC, ADR	864,103
23,487	PepsiCo, Inc. (b)	3,571,433
		6,784,526
	Biotechnology — 3.1%
34,761	AbbVie, Inc.	6,177,030
25,276	Apellis Pharmaceuticals, Inc. (a)	806,557
1,506	Argenx SE, ADR (a)	926,190
7,861	BioNTech SE, ADR (a)	895,761
24,619	Exact Sciences Corp. (a)	1,383,342
12,655	Incyte Corp. (a)	874,081
19,297	Legend Biotech Corp., ADR (a)	627,924
2,796	Madrigal Pharmaceuticals, Inc. (a)	862,762
7,223	Natera, Inc. (a)	1,143,401
20,925	REVOLUTION Medicines, Inc. (a)	915,259
56,597	Roivant Sciences Ltd. (a)	669,542
2,608	United Therapeutics Corp. (a)	920,207
9,474	Vaxcyte, Inc. (a)	775,542
		16,977,598
	Broadline Retail — 4.8%
109,544	Amazon.com, Inc. (a) (b)	24,032,858
14,235	eBay, Inc.	881,858
9,219	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,011,601
		25,926,317
	Building Products — 0.6%
6,640	AAON, Inc.	781,395
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Building Products (Continued)
900	CSW Industrials, Inc.	$317,520
19,387	UFP Industries, Inc.	2,183,946
		3,282,861
	Capital Markets — 3.7%
207,836	BGC Group, Inc., Class A	1,882,994
37,799	Carlyle Group (The), Inc.	1,908,472
22,759	CME Group, Inc. (b)	5,285,323
4,367	Coinbase Global, Inc., Class A (a)	1,084,326
2,704	MarketAxess Holdings, Inc.	611,212
4,327	Morningstar, Inc.	1,457,161
24,044	Nasdaq, Inc.	1,858,842
8,859	Northern Trust Corp.	908,047
37,273	Robinhood Markets, Inc., Class A (a)	1,388,792
6,300	S&P Global, Inc.	3,137,589
4,481	T. Rowe Price Group, Inc.	506,756
2,019	Tradeweb Markets, Inc., Class A	264,327
		20,293,841
	Chemicals — 1.3%
8,513	Balchem Corp.	1,387,576
14,132	Linde PLC (b)	5,916,645
		7,304,221
	Commercial Services & Supplies — 0.3%
22,598	Tetra Tech, Inc.	900,304
2,647	Waste Management, Inc.	534,138
		1,434,442
	Communications Equipment — 2.5%
15,906	Arista Networks, Inc. (a)	1,758,090
143,456	Cisco Systems, Inc. (b)	8,492,595
4,601	F5, Inc. (a)	1,157,014
15,304	Lumentum Holdings, Inc. (a)	1,284,771
2,302	Motorola Solutions, Inc.	1,064,053
		13,756,523
	Construction & Engineering — 0.5%
6,325	IES Holdings, Inc. (a)	1,271,072
6,886	Sterling Infrastructure, Inc. (a)	1,159,947
		2,431,019
	Construction Materials — 0.1%
2,447	Vulcan Materials Co.	629,442
	Consumer Finance — 0.6%
2,675	American Express Co.	793,913
96,347	SoFi Technologies, Inc. (a)	1,483,744
16,613	Upstart Holdings, Inc. (a)	1,022,862
		3,300,519
	Consumer Staples Distribution & Retail — 3.6%
5,585	Casey’s General Stores, Inc.	2,212,945
15,274	Costco Wholesale Corp. (b)	13,995,108
19,938	Maplebear, Inc. (a)	825,832
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Consumer Staples Distribution & Retail (Continued)
4,739	Sprouts Farmers Market, Inc. (a)	$602,185
24,247	Walmart, Inc.	2,190,716
		19,826,786
	Distributors — 0.4%
5,881	Pool Corp.	2,005,068
	Diversified Consumer Services — 0.5%
8,032	Duolingo, Inc. (a)	2,604,215
	Electric Utilities — 1.6%
42,093	Alliant Energy Corp.	2,489,380
7,148	Duke Energy Corp.	770,126
21,969	Evergy, Inc.	1,352,192
29,462	MGE Energy, Inc.	2,768,249
10,696	NextEra Energy, Inc.	766,796
9,331	Southern (The) Co.	768,128
		8,914,871
	Electrical Equipment — 0.2%
2,043	Eaton Corp. PLC	678,010
829	GE Vernova, Inc.	272,683
		950,693
	Electronic Equipment, Instruments & Components — 1.4%
42,843	Amphenol Corp., Class A	2,975,446
7,222	Itron, Inc. (a)	784,165
5,317	Novanta, Inc. (a)	812,278
13,335	Trimble, Inc. (a)	942,251
5,044	Zebra Technologies Corp., Class A (a)	1,948,094
		7,462,234
	Energy Equipment & Services — 0.1%
18,647	Schlumberger N.V.	714,926
	Entertainment — 2.8%
10,046	Liberty Media Corp.-Liberty Formula One, Class C (a)	930,862
15,899	Netflix, Inc. (a) (b)	14,171,097
		15,101,959
	Financial Services — 0.2%
4,031	Visa, Inc., Class A	1,273,957
	Food Products — 0.1%
4,872	Freshpet, Inc. (a)	721,592
	Ground Transportation — 0.7%
10,638	J.B. Hunt Transport Services, Inc.	1,815,481
5,070	Landstar System, Inc.	871,330
2,046	Saia, Inc. (a)	932,424
		3,619,235
	Health Care Equipment & Supplies — 2.1%
3,642	Becton Dickinson & Co.	826,261
11,136	Cooper (The) Cos., Inc. (a)	1,023,732
81,257	DENTSPLY SIRONA, Inc.	1,542,258
33,532	Hologic, Inc. (a)	2,417,322
5,769	ICU Medical, Inc. (a)	895,176
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
4,109	Insulet Corp. (a)	$1,072,737
9,069	Lantheus Holdings, Inc. (a)	811,313
4,918	Masimo Corp. (a)	812,945
3,100	ResMed, Inc.	708,939
397	RxSight, Inc. (a)	13,649
2,125	Stryker Corp.	765,106
1,903	UFP Technologies, Inc. (a)	465,302
		11,354,740
	Health Care Providers & Services — 0.4%
4,427	CorVel Corp. (a)	492,548
27,015	Guardant Health, Inc. (a)	825,308
1,369	UnitedHealth Group, Inc.	692,523
		2,010,379
	Health Care Technology — 0.1%
3,118	Veeva Systems, Inc., Class A (a)	655,560
	Hotels, Restaurants & Leisure — 0.5%
5,719	Churchill Downs, Inc.	763,715
6,443	Expedia Group, Inc. (a)	1,200,524
4,502	MakeMyTrip Ltd. (a)	505,485
		2,469,724
	Household Durables — 0.0%
418	Cavco Industries, Inc. (a)	186,524
	Household Products — 0.4%
10,869	Colgate-Palmolive Co.	988,101
7,723	Procter & Gamble (The) Co.	1,294,761
		2,282,862
	Independent Power and Renewable Electricity Producers — 0.2%
5,241	Talen Energy Corp. (a)	1,055,904
	Insurance — 1.0%
20,945	Arch Capital Group Ltd.	1,934,271
5,464	Cincinnati Financial Corp.	785,177
2,764	Erie Indemnity Co., Class A	1,139,404
2,920	Progressive (The) Corp.	699,661
2,742	Willis Towers Watson PLC	858,904
		5,417,417
	Interactive Media & Services — 8.8%
61,639	Alphabet, Inc., Class A (b)	11,668,263
60,690	Alphabet, Inc., Class C (b)	11,557,803
39,816	Meta Platforms, Inc., Class A (b)	23,312,666
37,577	Trump Media & Technology Group Corp. (a)	1,281,376
		47,820,108
	IT Services — 0.3%
10,607	Amdocs Ltd.	903,080
4,480	Wix.com Ltd. (a)	961,184
		1,864,264
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services — 0.3%
5,596	Repligen Corp. (a)	$805,488
1,872	Waters Corp. (a)	694,475
		1,499,963
	Machinery — 0.6%
1,895	Caterpillar, Inc.	687,430
5,314	Lincoln Electric Holdings, Inc.	996,216
7,412	Middleby (The) Corp. (a)	1,003,955
1,009	Parker-Hannifin Corp.	641,754
		3,329,355
	Media — 0.1%
27,664	News Corp., Class A	761,867
	Metals & Mining — 0.1%
5,251	Royal Gold, Inc.	692,344
	Multi-Utilities — 0.3%
8,307	Consolidated Edison, Inc.	741,234
8,607	Sempra	755,006
		1,496,240
	Oil, Gas & Consumable Fuels — 2.1%
36,229	APA Corp.	836,528
27,861	BP PLC, ADR	823,571
3,754	Cheniere Energy, Inc.	806,622
5,077	Chevron Corp.	735,353
7,667	ConocoPhillips	760,336
6,147	EOG Resources, Inc.	753,499
6,791	Exxon Mobil Corp.	730,508
29,469	Kinder Morgan, Inc.	807,451
16,707	MPLX, L.P.	799,597
19,412	Pembina Pipeline Corp.	717,273
6,086	Phillips 66	693,378
86,127	Plains GP Holdings, L.P., Class A (c)	1,583,014
12,504	Shell PLC, ADR	783,376
13,944	TotalEnergies SE, ADR	759,948
		11,590,454
	Passenger Airlines — 0.2%
18,573	Ryanair Holdings PLC, ADR	809,597
	Pharmaceuticals — 1.7%
6,527	Eli Lilly & Co. (b)	5,038,844
6,915	Jazz Pharmaceuticals PLC (a)	851,582
5,236	Johnson & Johnson	757,230
8,046	Merck & Co., Inc.	800,416
7,814	Novo Nordisk A/S, ADR	672,160
52,507	Royalty Pharma PLC, Class A	1,339,454
		9,459,686
	Professional Services — 0.2%
12,007	SS&C Technologies Holdings, Inc.	909,890
	Retail REITs — 0.2%
13,224	Regency Centers Corp.	977,650
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment — 14.5%
27,014	Advanced Micro Devices, Inc. (a) (b)	$3,263,021
101,205	Broadcom, Inc. (b)	23,463,367
9,541	MACOM Technology Solutions Holdings, Inc. (a)	1,239,472
303,097	NVIDIA Corp. (b)	40,702,896
17,202	QUALCOMM, Inc. (b)	2,642,571
40,416	Texas Instruments, Inc. (b)	7,578,404
		78,889,731
	Software — 13.9%
7,381	Adobe, Inc. (a) (b)	3,282,183
9,659	AppLovin Corp., Class A (a)	3,127,874
1,527	Aspen Technology, Inc. (a)	381,185
7,809	BlackLine, Inc. (a)	474,475
21,302	Check Point Software Technologies Ltd. (a) (b)	3,977,083
2,483	Commvault Systems, Inc. (a)	374,710
4,047	CyberArk Software Ltd. (a)	1,348,258
7,891	Descartes Systems Group (The), Inc. (a)	896,418
5,709	DocuSign, Inc. (a)	513,467
6,764	InterDigital, Inc.	1,310,322
10,466	Intuit, Inc. (b)	6,577,881
3,762	Manhattan Associates, Inc. (a)	1,016,643
89,913	Microsoft Corp. (b)	37,898,330
22,350	Oracle Corp. (b)	3,724,404
13,313	PTC, Inc. (a)	2,447,861
9,100	Salesforce, Inc. (b)	3,042,403
2,386	ServiceNow, Inc. (a)	2,529,446
3,529	Tyler Technologies, Inc. (a)	2,034,963
19,422	Varonis Systems, Inc. (a)	862,919
		75,820,825
	Specialized REITs — 1.8%
7,386	American Tower Corp.	1,354,666
7,294	Equinix, Inc. (b)	6,877,440
6,521	SBA Communications Corp.	1,328,980
		9,561,086
	Specialty Retail — 0.5%
2,408	Lowe’s Cos., Inc.	594,294
1,581	Murphy USA, Inc.	793,267
25,700	Tractor Supply Co.	1,363,642
		2,751,203
	Technology Hardware, Storage & Peripherals — 9.5%
182,589	Apple, Inc. (b)	45,723,937
35,855	NetApp, Inc. (b)	4,162,049
20,384	Seagate Technology Holdings PLC	1,759,343
		51,645,329
	Textiles, Apparel & Luxury Goods — 0.1%
14,907	Steven Madden Ltd.	633,846
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 0.3%
3,775	Ferguson Enterprises, Inc.	$655,227
6,507	FTAI Aviation Ltd.	937,268
		1,592,495
	Wireless Telecommunication Services — 1.6%
39,926	T-Mobile US, Inc. (b)	8,812,866
	Total Common Stocks	535,720,603
	(Cost $438,801,160)
MONEY MARKET FUNDS — 2.1%
11,484,984	Dreyfus Government Cash Management Fund, Institutional Shares - 4.36% (d)	11,484,984
	(Cost $11,484,984)
	Total Investments — 100.5%	547,205,587
	(Cost $450,286,144)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.5)%
	Call Options Written — (0.5)%
(34)	Nasdaq -100 Index®	$(71,441,378)	$21,500.00	01/17/25	(453,560)
(43)	Nasdaq -100 Index®	(90,352,331)	22,100.00	01/17/25	(98,040)
(32)	Nasdaq -100 Index®	(67,238,944)	22,300.00	01/17/25	(50,880)
(35)	Nasdaq -100 Index®	(73,542,595)	21,500.00	02/21/25	(1,488,970)
(35)	Nasdaq -100 Index®	(73,542,595)	22,200.00	02/21/25	(521,500)
	Total Written Options				(2,612,950)
	(Premiums received $8,990,479)
	Net Other Assets and Liabilities — 0.0%				234,449
	Net Assets — 100.0%				$544,827,086

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At December 31, 2024, the value of these securities amounts to $149,070,025.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of December 31, 2024.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
December 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 12/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$535,720,603	$535,720,603	$—	$—
Money Market Funds	11,484,984	11,484,984	—	—
Total Investments	$547,205,587	$547,205,587	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,612,950)	$(2,612,950)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
December 31, 2024

	First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)
ASSETS:
Investments, at value	$1,080,534,184	$547,205,587
Cash	60	7,666
Due from broker	45,783	22,321
Cash segregated as collateral	329,230	158,745
Receivables:
Investment securities sold	2,703,992	—
Capital shares sold	2,324,022	2,079,455
Dividends	1,062,788	350,765
Reclaims	8,217	3,331
Total Assets	1,087,008,276	549,827,870

LIABILITIES:
Options contracts written, at value	2,764,570	2,612,950
Payables:
Investment securities purchased	2,309,508	2,047,746
Investment advisory fees	680,364	340,088
Other liabilities	1,040	—
Total Liabilities	5,755,482	5,000,784
NET ASSETS	$1,081,252,794	$544,827,086

NET ASSETS consist of:
Paid-in capital	$976,112,794	$491,697,417
Par value	465,242	262,000
Accumulated distributable earnings (loss)	104,674,758	52,867,669
NET ASSETS	$1,081,252,794	$544,827,086
NET ASSET VALUE, per share	$23.24	$20.79
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	46,524,201	26,200,002
Investments, at cost	$880,820,551	$450,286,144
Premiums received on options contracts written	$12,174,337	$8,990,479
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations

	First Trust BuyWrite Income ETF (FTHI)	First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)
	Period Ended 12/31/2024 (a)	Year Ended 9/30/2024	Period Ended 12/31/2024 (a)	Year Ended 9/30/2024
INVESTMENT INCOME:
Dividends	$4,278,902	$11,067,048	$1,191,016	$2,846,669
Foreign withholding tax	(18,825)	(148,197)	(3,087)	(10,150)
Total investment income	4,260,077	10,918,851	1,187,929	2,836,519

EXPENSES:
Investment advisory fees	1,909,193	4,197,602	940,567	1,938,310
Total expenses	1,909,193	4,197,602	940,567	1,938,310
NET INVESTMENT INCOME (LOSS)	2,350,884	6,721,249	247,362	898,209

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,584,884)	(16,733,673)	(3,583,100)	(7,785,135)
In-kind redemptions	10,727,092	4,554,450	11,439,835	13
Written options contracts	(11,794,899)	(41,397,554)	(12,498,901)	(19,736,281)
Foreign currency transactions	—	(1,115)	(99)	3
Net realized gain (loss)	(5,652,691)	(53,577,892)	(4,642,265)	(27,521,400)
Net change in unrealized appreciation (depreciation) on:
Investments	18,392,842	165,064,346	17,605,220	74,741,880
Written options contracts	16,007,812	(8,570,570)	8,551,367	(2,713,551)
Net change in unrealized appreciation (depreciation)	34,400,654	156,493,776	26,156,587	72,028,329
NET REALIZED AND UNREALIZED GAIN (LOSS)	28,747,963	102,915,884	21,514,322	44,506,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,098,847	$109,637,133	$21,761,684	$45,405,138

(a)	For the period October 1, 2024 to December 31, 2024. The Fund’s fiscal year end was changed from September 30 to December 31.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	First Trust BuyWrite Income ETF (FTHI)
	Period Ended 12/31/2024 (a)	Year Ended 9/30/2024	Year Ended 9/30/2023
OPERATIONS:
Net investment income (loss)	$2,350,884	$6,721,249	$1,934,717
Net realized gain (loss)	(5,652,691)	(53,577,892)	(4,833,759)
Net change in unrealized appreciation (depreciation)	34,400,654	156,493,776	25,249,254
Net increase (decrease) in net assets resulting from operations	31,098,847	109,637,133	22,350,212

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,351,353)	(6,887,459)	(4,208,848)
Return of capital	(19,960,935)	(43,515,988)	(9,900,138)
Total distributions to shareholders	(22,312,288)	(50,403,447)	(14,108,986)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	167,943,920	625,273,778	205,190,999
Cost of shares redeemed	(25,932,713)	(18,095,938)	(38,915,611)
Net increase (decrease) in net assets resulting from shareholder transactions	142,011,207	607,177,840	166,275,388
Total increase (decrease) in net assets	150,797,766	666,411,526	174,516,614

NET ASSETS:
Beginning of period	930,455,028	264,043,502	89,526,888
End of period	$1,081,252,794	$930,455,028	$264,043,502

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	40,474,201	12,974,201	4,874,201
Shares sold	7,150,000	28,350,000	10,100,000
Shares redeemed	(1,100,000)	(850,000)	(2,000,000)
Shares outstanding, end of period	46,524,201	40,474,201	12,974,201

(a)	For the period October 1, 2024 to December 31, 2024. The Fund’s fiscal year end was changed from September 30 to December 31.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Period Ended 12/31/2024 (a)	Year Ended 9/30/2024	Year Ended 9/30/2023

$247,362	$898,209	$95,032
(4,642,265)	(27,521,400)	(3,005,262)
26,156,587	72,028,329	7,284,584
21,761,684	45,405,138	4,374,354

(288,687)	(1,190,657)	(106,102)
(14,419,714)	(30,278,448)	(4,740,102)
(14,708,401)	(31,469,105)	(4,846,204)

113,656,461	356,573,527	72,920,357
(29,145,263)	—	(8,583,024)
84,511,198	356,573,527	64,337,333
91,564,481	370,509,560	63,865,483

453,262,605	82,753,045	18,887,562
$544,827,086	$453,262,605	$82,753,045

22,150,002	4,400,002	1,050,002
5,450,000	17,750,000	3,800,000
(1,400,000)	—	(450,000)
26,200,002	22,150,002	4,400,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)

	Period Ended 12/31/24 (a)	Year Ended September 30,
		2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.99	$20.35	$18.37	$21.42	$19.12	$22.43
Income from investment operations:
Net investment income (loss)	0.05 (b)	0.27 (b)	0.25 (b)	0.17 (b)	0.12	0.23
Net realized and unrealized gain (loss)	0.72	4.31	3.50	(1.64)	3.14	(2.58)
Total from investment operations	0.77	4.58	3.75	(1.47)	3.26	(2.35)
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.27)	(0.53)	(1.58)	(0.96)	(0.23)
Return of capital	(0.47)	(1.67)	(1.24)	—	—	(0.73)
Total distributions	(0.52)	(1.94)	(1.77)	(1.58)	(0.96)	(0.96)
Net asset value, end of period	$23.24	$22.99	$20.35	$18.37	$21.42	$19.12
Total return (c)	3.34%	23.40%	20.82%	(7.60)%	17.31%	(10.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,081,253	$930,455	$264,044	$89,527	$46,575	$59,733
Ratio of total expenses to average net assets	0.75% (d)	0.76%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.92% (d)	1.22%	1.23%	0.81%	1.29%	1.10%
Portfolio turnover rate (e)	7%	44%	98%	90% (f)	199%	210%

(a)	For the period October 1, 2024 to December 31, 2024. The Fund’s fiscal year end was changed from September 30 to December 31.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to lower than expected portfolio rebalancing, which was impacted by high levels of equity volatility and a downtrend in the U.S. equity markets.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq BuyWrite Income ETF (FTQI)

	Period Ended 12/31/24 (a)	Year Ended September 30,
		2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.46	$18.81	$17.99	$21.17	$19.23	$22.30
Income from investment operations:
Net investment income (loss)	0.01 (b)	0.07 (b)	0.05 (b)	0.06 (b)	0.34	0.21
Net realized and unrealized gain (loss)	0.93	3.96	3.02	(1.83)	2.26	(2.62)
Total from investment operations	0.94	4.03	3.07	(1.77)	2.60	(2.41)
Distributions paid to shareholders from:
Net investment income	(0.01)	(0.09)	(0.05)	(0.99)	(0.66)	(0.21)
Return of capital	(0.60)	(2.29)	(2.20)	(0.42)	—	(0.45)
Total distributions	(0.61)	(2.38)	(2.25)	(1.41)	(0.66)	(0.66)
Net asset value, end of period	$20.79	$20.46	$18.81	$17.99	$21.17	$19.23
Total return (c)	4.65%	22.45%	17.53%	(9.00)%	13.66%	(10.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$544,827	$453,263	$82,753	$18,888	$9,527	$4,807
Ratio of total expenses to average net assets	0.75% (d)	0.76%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.20% (d)	0.35%	0.24%	0.27%	1.16%	0.96%
Portfolio turnover rate (e)	12%	58%	99%	107% (f)	182%	207%

(a)	For the period October 1, 2024 to December 31, 2024. The Fund’s fiscal year end was changed from September 30 to December 31.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective May 11, 2022, which resulted in fewer portfolio transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
December 31, 2024

1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. The Funds changed their fiscal year ends from September 30 to December 31. This report covers the fiscal period from October 1, 2024 to December 31, 2024. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust BuyWrite Income ETF – (ticker “FTHI”)
First Trust Nasdaq BuyWrite Income ETF – (ticker “FTQI”)
FTHI and FTQI are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor’s 500® Index (the “S&P 500®”). The Fund employs an option strategy in which it writes U.S. exchange-traded call options on the S&P 500® in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the S&P 500®, FTHI forfeits any upside potential of the S&P 500® above the strike price of the written call options. The market value of the option strategy may be up to 20% of the Fund’s overall net asset value.
The investment objective of FTQI is to provide current income. Under normal market conditions, FTQI pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index® (the “Nasdaq-100®”). Under normal market conditions, FTQI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq Composite Index. FTQI employs an option strategy in which it writes U.S. exchange-traded call options on the Nasdaq-100® in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100®, FTQI forfeits any upside potential of the Nasdaq-100® above the strike price of the written call options. It is expected that FTQI will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be FTQI’s primary source of income. FTQI does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of FTQI’s assets.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Options Contracts
FTHI and FTQI are subject to equity price risk in the normal course of pursuing their investment objectives. FTHI may write (sell) U.S. exchange-traded call options on the S&P 500® and FTQI may write (sell) U.S. exchange-traded call options on the Nasdaq-100®, to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI may write (sell) call options or put options and FTQI may write (sell) call options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices in their respective portfolios as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTQI will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a call option, FTHI and FTQI forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Restricted cash segregated as collateral for options contracts in the amount of $329,230 and $158,745 for FTHI and FTQI, respectively, is shown as “Cash segregated as collateral” on the Statements of Assets and Liabilities.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust BuyWrite Income ETF	$2,351,353	$—	$19,960,935
First Trust Nasdaq BuyWrite Income ETF	288,687	—	14,419,714
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust BuyWrite Income ETF	$6,887,459	$—	$43,515,988
First Trust Nasdaq BuyWrite Income ETF	1,190,657	—	30,278,448
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust BuyWrite Income ETF	$4,208,848	$—	$9,900,138

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq BuyWrite Income ETF	$106,102	$—	$4,740,102

As of December 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust BuyWrite Income ETF	$—	$(89,605,354)	$194,280,112
First Trust Nasdaq BuyWrite Income ETF	—	(40,292,198)	93,159,867
E. Income Taxes
The Funds changed their tax-year ends from September 30 to December 31. Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended December 31, 2024 and the taxable years ended September 30, 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of December 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust BuyWrite Income ETF	$89,605,354
First Trust Nasdaq BuyWrite Income ETF	40,292,198
During the taxable period ended December 31, 2024, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust BuyWrite Income ETF	$1,352,519
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended December 31, 2024, the Funds had no net late year ordinary or capital losses.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust BuyWrite Income ETF	$—	$(10,546,797)	$10,546,797
First Trust Nasdaq BuyWrite Income ETF	26,039	(11,281,862)	11,255,823
As of December 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust BuyWrite Income ETF	$883,489,502	$212,585,634	$(18,305,522)	$194,280,112
First Trust Nasdaq BuyWrite Income ETF	451,432,770	102,566,014	(9,406,147)	93,159,867
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended December 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust BuyWrite Income ETF	$72,768,308	$112,237,248
First Trust Nasdaq BuyWrite Income ETF	58,422,381	92,310,841
For the fiscal period ended December 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust BuyWrite Income ETF	$168,234,949	$25,736,688
First Trust Nasdaq BuyWrite Income ETF	113,795,499	28,919,092
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at December 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FTHI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$2,764,570
FTQI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	2,612,950

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended December 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FTHI	FTQI
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(11,794,899)	$(12,498,901)
Net change in unrealized appreciation (depreciation) on written options contracts	16,007,812	8,551,367
During the fiscal period ended December 31, 2024, for FTHI, the premiums for written options contracts opened were $29,718,393 and the premiums for written options contracts closed, exercised and expired were $26,417,791.
During the fiscal period ended December 31, 2024, for FTQI, the premiums for written options contracts opened were $21,103,581 and the premiums for written options contracts closed, exercised and expired were $19,567,914.
FTHI and FTQI do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024
Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust BuyWrite Income ETF and First Trust Nasdaq BuyWrite Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of December 31, 2024, the related statements of operations for the period from October 1, 2024, through December 31, 2024, and for the year ended September 30, 2024, the statements of changes in net assets for the period from October 1, 2024, through December 31, 2024, and for the years ended September 30, 2024, and 2023, the financial highlights for the period from October 1, 2024, through December 31, 2024, and for the years ended September 30, 2024, 2023, 2022, 2021, and 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, and the results of their operations for the period from October 1, 2024, through December 31, 2024, and for the year ended September 30, 2024, the changes in their net assets for the period from October 1, 2024, through December 31, 2024, and for the years ended September 30, 2024, and 2023, and the financial highlights for the period from October 1, 2024, through December 31, 2024, and for the years ended September 30, 2024, 2023, 2022, 2021, and 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 24, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VI
December 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended December 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal period ended December 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
Not applicable.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,609,616. This figure is comprised of $93,432 paid (or to be paid) in fixed compensation and $1,516,184 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $235,990 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,373,626 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Other Information (Continued)
First Trust Exchange-Traded Fund VI
December 31, 2024 (Unaudited)
Federal Tax Information
For the taxable period ended December 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust BuyWrite Income ETF	100.00%
First Trust Nasdaq BuyWrite Income ETF	100.00%
For the taxable period ended December 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust BuyWrite Income ETF	100.00%
First Trust Nasdaq BuyWrite Income ETF	100.00%
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal period ended December 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 7, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 7, 2025

* Print the name and title of each signing officer under his or her signature.